E-COM TECHNOLOGIES CORP.
                    Debenture and Warrant Purchase Agreement

This Debenture and Warrant Purchase Agreement (this "Agreement") is entered into as of November 15, 2000, by and between E-COM TECHNOLOGIES CORP., a Nevada corporation (the "Company"), Randal Rein, ("Rein"), and Michael Jorgensen ("Jorgensen") (together with Rein, the "Purchasers").

In consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.     AGREEMENT  TO  SELL  AND  PURCHASE

1.1 Sale and Purchase. Subject to the terms and conditions hereof, at the Closing (as defined in Section 2 below), the Company hereby agrees to issue and sell to Purchasers, and Purchasers agree to purchase
from  the  Company,  the  following   convertible   debentures   (the
"Debentures") due November 15, 2005, in the respective principal amounts set out opposite the name of each of the Purchasers below, each Debenture to be in the form of the Debenture attached hereto as Exhibit A and to be convertible (subject to adjustment and therein provided) into the number of shares of the Company's common stock ("Common Stock") at the conversion price ("Conversion Price") and in accordance with the terms of the Debenture:

                      Purchaser                          Principal  Amount
                      ---------                          ----------------
                      Rein                                  US$12,430

                      Jorgensen                          US$12,430

1.2 Sale of Warrant. In connection with and in consideration for the offering of the Debentures (the "Offering"), the Company will issue to Purchasers warrants (the "Warrants") exercisable for two (2) years from the date of issue to purchase from the Company the number of shares of the Company's Common Stock set out opposite the name of each of Purchasers below, at the respective exercise prices set out below opposite the name of such Purchaser, each such Warrant to be in the form of the Warrant attached hereto as Exhibit B:

          Purchaser         Shares Purchasable          Exercise Price per Share
          ---------         ------------------          ------------------------

          Rein                     62,150                       $0.10
          Jorgensen                62,150                       $0.10

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1.3     Purchase  Price.  The  purchase  price  shall  be  US$24,860  paid  as follows:

                      Purchaser                    Purchase  Price
                      ---------                     ----------------
                      Rein                         US$12,430

                      Jorgensen                    US$12,430

1.4 Grant of Security Interest. To secure the prompt and full payment of all principal and interest owing to the Purchasers pursuant to the Debentures, the Company agrees to grant to each Purchaser a security interest in all of the Company's assets, accounts receivable and inventory, now existing or hereafter arising, and all proceeds therefrom. Such security interest shall terminate on the earlier of
(i) the date the Company completes any unsecured financing in excess of $1.0 million after November 15, 2000 or (ii) the date such Purchaser's Debenture is redeemed or converted in full. The Company shall file UCC-1 Financing Statements in the State of Nevada at the written request of each Purchaser, execute for filing, any additional financing statements or continuation statements as may be required from time to time to perfect or continue such Purchaser's security interest in such assets.

2.     CLOSING,  DELIVERY  AND  PAYMENT

2.1 The closing of the sale and purchase of the Debentures and the Warrants under this Agreement (the "Closing") shall take place on November 15, 2000, at 388 - 1281 West Georgia Street, Vancouver, British Columbia, or at such other time or place as the Company and the Purchasers may mutually agree (such date being hereinafter referred to as the "Closing Date"). At the Closing, the Purchasers shall pay to the Company, by certified check or wire transfer of immediately available funds, the Purchase Price, and the Company shall, at the Closing, deliver to Purchasers the Debentures and the Warrants, each dated the Closing Date.

3.     REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY

The Company hereby represents and warrants to each of the Purchasers as follows:

3.1 Organization, Subsidiaries, Good Standing, Qualification and Power and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as presently proposed to be conducted, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business, properties, prospects or financial condition. The Company has all requisite corporate power and authority (a) to execute and deliver this Agreement, the Debentures, the Warrants and the other agreements, instruments and documents contemplated to be executed and delivered by it

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pursuant  to  this  Agreement (this Agreement, the Debentures, and the Warrants, and such other agreements instruments and documents being herein sometime collectively referred to as, the "Transaction Documents"), (b) to issue and sell the Debentures and to issue the shares of the Company's Common Stock
issuable  upon  conversion of the Debentures  (the  "Conversion  Shares"),    to
issue  and  sell  the  Warrants  and  to  issue  the  shares  of  the  Company's
Common  Stock    issuable  upon exercise of the Warrants (the "Warrant Shares"), and (d) to carry out the other provisions of the Transaction Documents. The Company has no subsidiaries or affiliates other than E-Com Consultants (Canada) Corp., a British Columbia corporation ("Subsidiary"), and does not, directly or indirectly, own any interest in or control any corporation, partnership, joint venture, or other business entity.

3.2 Capitalization. All issued and outstanding shares of the Common Stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable. The issued and outstanding capital stock of the Company immediately prior to the Closing will be as set forth on Schedule 3.2 attached hereto and incorporated by reference herein.

3.3 Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization of the Transaction Documents and the performance of all of its obligations thereunder and for the authorization, sale, issuance and delivery of the Debentures, the Warrants, the Conversion Shares and the Warrant Shares has been taken or will be taken prior to the Closing. The Conversion Shares and the Warrant Shares have been or will prior to the Closing be duly and validly reserved for issuance and, when issued upon conversion of the Debentures or upon the exercise of the Warrants, as the case may be, will be validly issued, fully paid and non-assessable. The Company shall take all such action as may be necessary to assure that an adequate number of shares of Common Stock is authorized and reserved for issuance of the Conversion
Shares and the Warrant Shares. This Agreement has been duly authorized and executed by the Company. This Agreement constitutes, and the Debentures, the Warrants and the other Transaction Documents will once executed constitute, valid, legal and binding obligations of the Company enforceable in accordance with their terms, except to such limitations as may result from any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally.

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3.4     No  Real  Property. The Company does not own or have any interest in any real  estate.

3.5 Consents and Approvals. Except as required by the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended
(the "Exchange Act") and any applicable state securities laws, no filings with, notices to, or approvals of any governmental or regulatory body are required to be obtained or made by the Company in connection with the consummation of the transactions contemplated hereby.

3.6 No Violations. The execution and delivery of this Agreement, the Debentures, the Warrants or the other Transaction Documents and the performance by the Company of its obligations hereunder and thereunder
(a) do not and will not conflict with or violate any provision of the Company's Articles of Incorporation or bylaws, and (b) do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any encumbrance upon the capital stock or assets of the Company pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body or other third party pursuant to, any law, statute, rule or regulation or any agreement or instrument or any order, judgment or decree to which the Company is subject or by which any of its assets are bound except for such consents which have been obtained by the Company.

3.7 Compliance with Laws. The business of the Company to its knowledge has been conducted in compliance with all applicable laws and regulations of governmental authorities, except for such violations that have been cured  or  that,  individually  or  in  the  aggregate,  may  not  reasonably be
expected  to  have  a  material   adverse   effect  on  the  business,
operations, financial condition or prospects of the Company. To the Company's knowledge, neither the real or personal properties leased, operated or occupied by the Company, nor the use, operation or maintenance thereof (i) violates any applicable laws, or regulations of any government or governmental authorities, or (ii) violates any restrictive or similar covenant, agreement, commitment, understanding or arrangement.

3.8 Licenses; Permits; Related Approvals. The Company to its knowledge possesses all licenses, permits, consents, approvals, authorizations,
qualifications,   and  orders  of  all  governments  and  governmental
authorities legally required to enable the Company to conduct its business in all jurisdictions in which such business is conducted.

3.9 Title to Assets. Except as set forth on Schedule 3.9 attached hereto and incorporated by reference herein, the Company to its knowledge has good  and  marketable  title  to  its  property  and  assets  free  and clear of
all  mortgages,   security   interests,   liens,   claims,  and  other
encumbrances. With respect to the property and assets it leases, the Company is in material compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any security interests, liens, claims, or other encumbrances.

3.10 Defaults. The Company and its Subsidiary is not in default in the performance, observance or fulfillment of any obligation, agreement, covenant, or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or any of its properties may be bound, other than such violations or defaults that would not individually or in the aggregate have a material adverse effect on the Company's or such Subsidiary's business, prospects, properties, condition (financial or other), results of operations or net worth.

3.11 Intellectual Property. Except as set forth on Schedule 3.11 attached hereto and incorporated by reference herein, the following statements are correct, other than such exceptions that would not have a material adverse effect on the Company. The Company owns or has a license to use all intellectual property used in its business. The Company to its knowledge has not infringed, and is not now infringing, on any proprietary right belonging to any other person, firm, or entity. The Company has the exclusive right and authority to use all of its creations and inventions, trade secrets, processes, models, designs, software and formulas as are necessary to enable the Company to conduct and to continue to conduct all phases of its business in the manner presently conducted by it and in accordance with the its business plan. The Company is the sole owner of its trade secrets, free  and  clear  of  any  liens,  encumbrances,  restrictions,  or  legal  or equitable claims of others and the Company has taken all reasonable security measures to protect the secrecy, confidentiality, and value of these trade secrets. Any of the Company's employees and any other persons who, either alone or in concert with others, developed, invented,  discovered,  derived,  programmed,  or  designed  these  secrets, or  who  have  knowledge  of  or  access  to  information  relating  to  them, have assigned and transferred their rights to such trade secrets to the Company and each such person has been put on notice and, if
necessary,   has  entered  into  agreements  that  these  secrets  are
proprietary  to  the  Company  and  are  not  to  be  divulged  or  misused.

3.12 Proprietary Rights. The Company has not received any communications alleging that it has violated or, by conducting its business as proposed would violate, any proprietary rights of any other person, and the Company is not aware of any basis for the foregoing.

3.13 No Litigation. There is no action, suit or proceeding pending or, to the knowledge of the Company, threatened against or affecting the Company, its Subsidiary or any of their properties or rights before any court or by or before any governmental body or arbitration board or tribunal, and the Company and its Subsidiary are not in default with respect to any final judgment, writ, injunction, decree, rule or regulation of any court or federal, state, local or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

3.14     Financial  Statements;  Undisclosed  Liabilities.  Attached  hereto  as
Schedule 3.14 and incorporated by reference herein are copies of the Company's consolidated balance sheet as of December 31, 1999 and June 30, 2000, and the Company's consolidated statement of operations and retained earnings for the year ended December 31, 1999 and the period ended June 30, 2000, and the Company's consolidated statement of cash flows for the Year ended December
31, 1999 and the period ended June 30, 2000 (hereinafter collectively referred to as the "Financial Statements"). The Financial Statements are in accordance with the books and records of the Company, are true, correct and complete and accurately present the Company's financial position as of the dates set forth therein and the results of the Company's operations and changes in the Company's financial position for the periods then ended, all in conformity with generally accepted accounting principles applied on a consistent basis during each period and on a basis consistent with that of prior periods. Except (i) as disclosed in the Financial Statements, (ii) as disclosed in this Agreement, and (iii) as are incurred in the ordinary course of the routine daily affairs of the Company's and its Subsidiary's business, neither the Company nor its Subsidiary has any liabilities or obligations of any nature or kind, known or unknown, whether accrued, absolute, contingent, or otherwise. There is no basis for assertion against the Company or its Subsidiary of any material claim, liability or obligation not fully disclosed in the Financial Statements or in this Agreement.

3.15 Tax Matters. The Company and its Subsidiary has duly and timely filed, or obtained extensions of time for filing, all material tax returns required by federal, state and local authorities (the "Returns"). All information reported on the Returns is true, accurate, and complete.
The Company is not a party to, and is not aware of, any pending or threatened action, suit, proceeding, or assessment against it for the collection of taxes by any government. The Company and its Subsidiary has paid in full all taxes, interest, penalties, assessments and deficiencies owed by it to all taxing authorities.

4.     REPRESENTATIONS  AND  WARRANTIES  OF  PURCHASERS

Purchasers each severally and not jointly hereby represent and warrant to the Company as follows:

4.1 Requisite Power and Authority. Such Purchaser has all necessary power and authority to execute and deliver this Agreement and to carry out its provisions. All actions on such Purchaser's part required for the lawful execution and delivery of this Agreement have been or will be effectively taken prior to the Closing.

4.2 Investment Representations. Such Purchaser understands that none of the "Securities" (collectively the Debentures, the Warrants, the Conversion Shares and the Warrant Shares) to be acquired by such Purchaser has been registered under the Securities Act. Such Purchaser also understands that such Debenture and such Warrants are being offered and sold pursuant to an exemption from registration contained in regulations under the Securities Act based in part upon such Purchaser's representations contained in this Agreement.

4.3      Acquisition   for  Own  Account.   Such  Purchaser  is  acquiring  the
Debentures and/or the Conversion Shares and the Warrants and/or the Warrant Shares to be acquired by it for its own account for investment only, and not with a view towards their distribution in violation of applicable securities laws.

4.4     Accredited   Investor.   Each  Purchaser  represents  that  it  is  an
"accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act.

4.5     Non-U.S.  Person.  Such  Purchaser  represents,  warrants  and  agrees:

(a) Purchaser is not a "U.S. Person," as such term is defined by Rule 902 of Regulation S under the Securities Act (the definition of which includes, but is not limited to, an individual resident in the United States and an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the United States);

(b) Purchaser was outside the United States at the time of execution and delivery of the Agreement;

(c) no offers to sell the Securities were made by any person to the Purchaser while the Purchaser was in the United States;

(d) the Securities are not being acquired, directly or indirectly, for the accountor benefit of a U.S. Person or a person in the United States;

(e) that the Securities have not been registered under the Securities Act, and the Purchaser undertakes and agrees that it will not offer or sell the Securities unless such Securities are sold in accordance with Regulation S under the Securities Act, the Securities are registered under the Securities Act and the securities laws of all applicable states of the United States, or such Securities are sold pursuant to an available exemption from such registration requirements that does not require registration under the Securities Act or any applicable state laws and regulations governing the offer and sale of securities.
The Purchaser understands that the Company presently has no obligation or present intention of filing a registration statement under the Securities Act for the Securities; and
(f) hedging transactions involving the Securities may not be conducted unless in compliance with the Securities Act.

4.6 Such Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Debenture, the Warrants, the Debenture Shares and the Warrant Shares and it is able to bear the economic risk of loss of its entire investment.

4.7 The Company has provided to such Purchaser the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and it has had access to such information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities.

4.8     Such   Purchaser   understands   and  agrees  that  the   certificates
representing the Securities will bear a legend stating that such shares have not been registered under the Securities Act or the securities laws of any state of the United States and may not be offered for sale or sold unless registered under the Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available.

4.9 Such Purchaser consents to the Company making a notation on its records or giving instructions to any transfer Purchasers of the Company in order to implement the restrictions on transfer set forth and described herein.

4.10     Such   Purchaser   acknowledges   the   Company   is  relying  on  the
representations, warranties and agreements of the Purchaser and that this offering is being made in reliance on the exemption from registration provided by Regulation S of the Securities Act and Section 4(2) of the Securities Act, as interpreted by Rule 506 of Regulation D under the Securities Act.

5.     REGISTRATION  RIGHTS  RELATING  TO  CONVERSION  SHARES AND WARRANT SHARES

5.1 Definitions. As used in this Article 5, the following terms shall have the following respective meanings:

     (a) "Equity Securities" means (i) any securities of the Company entitled to participate with the Common Stock in a distribution of the Company's remaining assets (after distribution to all holders of securities entitled to such distribution in priority to the holders of Common Stock) and (ii) any securities convertible into or exercisable or exchangeable for securities of the type referred to in Section 5.1(a)(i).

(b) "Public Offering" shall mean an underwritten public offering (with a nationally recognized underwriter) of Common Stock pursuant to an effective registration statement under the Securities Act.

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(c)     "Public  Sale"  means any sale of  Registrable  Securities to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144.

(d)  "registers,"   "registered,"  and  "registration"  shall  refer  to  a
registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement by the SEC.

(e) "Registrable Securities" shall mean (i) the Conversion Shares, (ii) the Warrant Shares, if the Warrants are exercised and (iii) any shares of Common Stock or Equity Securities issued as a dividend or other distribution with respect to or in exchange for or in replacement of the Conversion Shares or the Warrant Shares, provided, however, that Registrable Securities shall not include any such shares or Equity Securities that have previously been registered under the Securities
Act or that have otherwise been sold to the public in an open-market transaction under Rule 144.

(f) "Registration Expenses" shall mean all expenses incurred in connection with effecting any registration pursuant to this Agreement, including without limitation all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses of any regular or special audits incident to or required by any such registration, and the fees and expenses of one counsel for the selling holders of Registrable Securities, but excluding Selling Expenses.

(g) "Rule 144" shall mean Rule 144 as promulgated by the SEC under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

(h) "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(i) "Selling Expenses" shall mean all stock transfer taxes, underwriting discounts, expenses for special counsel of a selling stockholder and selling commissions applicable to the sale of Registrable Securities.

5.2     Piggyback  Registrations.

     (a) Request for Inclusion. If the Company shall determine to register any of its securities for its own account or for the account of other security holders of the Company on any registration form in a Public
Offering or other registration of Equity Securities (other than a registration relating to either Form S-4 or S-8), which permits the inclusion of Registrable Securities (a "Piggyback Registration"), the Company will promptly give Purchasers, as set forth in Section 8.2 written notice thereof (the "Registration Notice") and, subject to Section 5.2(c), shall include in such registration all of the Registrable
Securities requested to be included therein pursuant to the written request of Purchasers received within thirty (30) days after delivery of the  Company's  notice.

     (b) Underwriting. If the Piggyback Registration relates to an underwritten Public Offering, the Company shall so advise Purchasers as a part of the written  notice  given  pursuant  to  Section  5.2(a).  In  such  event,  the right of any holder of Registrable Securities to participate in such registration shall be conditioned upon such holder's participation in such underwriting in accordance with the terms and conditions thereof.
Purchasers  shall  be  responsible   for  answering  that  all  holders  of
Registrable   Securities  proposing  to  distribute  their  securities
through such underwriting enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company.

      (c) Priorities. If such proposed Piggyback Registration is an underwritten offering and the managing underwriter for such offering advises the Company that the amount of securities requested to be included therein exceeds the amount of securities that can be sold in such offering, or if the Company and the managing underwriter shall in good faith determine to reduce the number of shares to be offered by the Company pursuant to a reasonable assessment of market conditions (an "Underwriter's Cutback"), (i) the number of Registrable
Securities  requested  to  be  included  in  such  Piggyback  Registration,
(ii) the number of securities determined by the directors of the Company in good faith to be sold by the Company, and (iii) the number of securities, if any, to be sold by any other security holders of the Company exercising demand registration rights, if any, in such offering, shall each be reduced pro rata among the holders on the basis of the percentage of the outstanding Common Stock held by such holders (assuming the complete conversion of the Debenture and the exercise in full of the Warrant and any other options, warrants and similar rights held by such holders). Notwithstanding the foregoing, in no event shall the Underwriter's Cutback reduce the number of Registrable Securities included in such Public Offering or other registration of Equity Securities to less than fifty percent (50%) of the Registrable Securities held by Purchasers on the date of the Registration Notice.

5.3 Expenses of Registration. Except as provided in this Section 5.4, the Company shall bear all Registration Expenses incurred in connection with any Piggyback Registrations. All Selling Expenses incurred by the

Company relating to Registrable Securities included in any Piggyback Registration, shall be reimbursed by each Purchaser, pro rata based on the number of Registrable Securities being registered on their behalf.

5.4 Registration Procedures. In the case of each registration effected by the Company pursuant to this Article 5, the Company will keep Purchasers advised in writing as to the initiation of such registration and as to the completion thereof. The Company will use its reasonable efforts to:

      (a)     cause  such  registration  to  be  declared  effective by the SEC;
      (b)      prepare and file with the SEC such  amendments and supplements to such
     registration statement and the prospectus used in connection with such registration statement (including post-effective amendments) as may be necessary to comply with the provisions of the Securities Act and the
Exchange Act with respect to the disposition of all securities covered by such registration statement;
      (c)  obtain  appropriate  qualifications  of  the  securities  covered  by such
registration under state securities or "blue sky" laws in such jurisdictions as may be requested by Purchasers;
     (d)     furnish  such  number  of  prospectuses  and  other  documents incident
thereto,  including  any  amendment  of  or  supplement  to  the  prospectus, as  Purchasers  from  time  to  time  may  reasonably  request;
      (e)     notify  Purchasers  at  any  time  when  a  prospectus  relating thereto  is
required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such
registration   statement,  as  then  in  effect,  includes  an  untrue
statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of Purchasers, prepare and furnish to Purchasers a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to Purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing; cause all Registrable Securities covered by such registration to be listed on each securities exchange or inter-dealer quotation system on which similar securities issued by the Company are then listed;
      (f) provide a transfer Purchasers and registrar for all Registrable Securities covered by such registration and, if necessary, a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

      (g)     otherwise  comply with all applicable rules and regulations of the
SEC,
and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

5.5     Indemnification.

      (a)     The  Company  will  indemnify  each  Purchaser,  each  of  such
Purchaser's
officers and directors, and each person controlling such Purchaser within the meaning of Section 15 of the Securities Act, with respect to each registration, qualification or compliance effected pursuant to this Article 5 or otherwise, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission
(or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or  compliance,  and  will  reimburse  each  such  indemnified  person  for  any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claims, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Purchaser and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this
Section  5.5(a)  shall  not  apply  to  amounts paid in  settlement  of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).
      (b)     Each  of  the  Purchasers,  to  the  extent  it  is  a  holder  of
Registrable
Securities  included  in  any  registration  effected  pursuant  to  this
Article 5, shall indemnify the Company, each of its directors, officers, Purchasers, employees and representatives, and each person who controls  the  Company  within  the  meaning  of  Section  15  of  the
Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such indemnified persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in strict conformity with written information furnished to the Company by Purchasers on behalf of such Purchaser; provided, however, that
(x) such Purchaser shall not be liable hereunder for any amounts in excess of the net proceeds received by such Purchaser pursuant to such registration, and
(y) the obligations of such Purchaser hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Purchaser (which consent has not been unreasonably withheld).
      (c)     Each  party  entitled to  indemnification  under this  Section 5.5
(the
"Indemnified  Party")  shall  give  notice  to  the  party  required  to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom,  provided  that  counsel  selected  by  the  Indemnifying  Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified
Party  may  participate  in  such  defense  at  such  party's  expense,  and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 5.5 to the extent such failure is not prejudicial. No Indemnifying Party in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include an unconditional release of such Indemnified
Party  from  all  liability  in  respect  to  such  claim  or  litigation.  Each
Indemnified  Party  shall  furnish  such  information  regarding  itself  or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.
     (d)     If  the  indemnification  provided  for in this Section 5.5 is held by  a
court  of  competent  jurisdiction  to  be  unavailable  to  an  Indemnified
Party  with  respect  to  any  loss,  liability,  claim,  damage  or  expense
referred  to  therein,   then  the  Indemnifying  Party,  in  lieu  of
indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among  other  things,  whether  the  untrue  or  alleged  untrue  statement  of a  material  fact  or  the  omission  to  state  a  material  fact  relates  to information  supplied  by  the  Indemnifying  Party  or  by  the  Indemnified
Party  and  the  parties'  relative  intent,   knowledge,   access  to
information  and  opportunity  to  correct  or  prevent  such  statement  or omission.
      (e)     Notwithstanding  the  foregoing,  to  the  extent  that  the provisions  on
indemnification   and   contribution   contained  in  an  underwriting
agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

5.6 Other Obligations. With a view to making available the benefits of certain rules and regulations of the SEC which may effectuate the
registration   of  Registrable   Securities  or  permit  the  sale  of
Registrable Securities to the public without registration, the Company agrees to:

      (a)     after  its initial registration under the Securities Act, exercise best
efforts to cause the Company to be eligible to utilize Form S-3 (or any similar form) for the registration of Registrable Securities;
      (b)     at  such  time  as  any  Registrable  Securities  are eligible for transfer
under Rule 144(k), upon the request of Purchasers on behalf of the holder of such Registrable Securities, promptly remove any restrictive legend from the certificates evidencing such securities, at no cost to Purchasers or such holder where such holder is a Purchaser hereunder, and at the cost of Purchasers in any other case;
      (c)     make and keep  available  public  information  as  defined in Rule
144
under the Securities Act at all times from and after its initial registration under the Securities Act;
      (d)     file  with  the  SEC  in  a  timely  manner  all reports and other documents
required  of  the  Company  under  the  Securities  Act  and  the  Exchange  Act
at  any  time   after  it  has  become   subject  to  such   reporting
requirements;  and
      (e)     furnish  Purchasers  upon  request  a  written  statement  by  the
Company  as  to
its compliance with the reporting requirements of Rule 144 (at any time following the effective date of the first registration statement filed by the
Company  under  the  Securities  Act  for  an  offering  of  its  securities  to the  general  public),  and  of  the  Securities  Act  and  the  Exchange  Act
(at  any  time  after  it  has  become   subject  to  such   reporting
requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents as a holder of
Registrable  Securities  may  reasonably  request  in  availing  itself  of any  rule  or  regulation  of  the  Commission  (including  Rule  144A)
allowing  a  holder  of  Registrable   Securities  to  sell  any  such
securities  without  registration.

5.7 Termination of Registration Rights. The right of Purchasers to request inclusion of Registrable Securities in any registration pursuant to this Article 5 shall terminate at the date that is the earlier of: (a) that date that all Registrable Securities have been registered under the Securities Act has or otherwise been sold to the public in an open-market transaction under Rule 144; and (b) the earlier of (i) the fifth anniversary of the Closing Date, and (ii) the first anniversary of the date on which the last Registrable Securities obtainable by each Purchaser have been obtained by conversion or exercise of such Purchaser's Debenture or Warrant, as applicable.

6.     CONDITIONS  PRECEDENT  TO  PURCHASERS'  OBLIGATIONS

The obligation of Purchasers to purchase and pay for the Debentures and the Warrants to be delivered to it at the Closing shall be subject to the satisfaction of the following conditions as of the Closing Date:
6.1 the representations and warranties of the Company contained in this Agreement, the Debenture and the Warrant shall be true and correct on and as of the Closing Date.

7.     COMPANY  COVENANTS  AND  PURCHASER  COVENANTS.

7.1     Company   Covenants.   The  Company  covenants  and  agrees  with  the
Purchasers  that:
       (a) Reservation of Common Stock. The Company will reserve and keep available that maximum number of its authorized but unissued Common Stock as may be required for the issuance of Conversion Shares and the Warrant Shares.
       (b) Security Interests in Software. The Company will not grant a security interest or encumber any of its properties or assets which are material individually or in the aggregate, to its and its business, taken as a whole, to secure the repayment of debt in excess of $50,000, except in the ordinary course of business consistent with past practice, without the expressed written consent of the Purchasers, which shall not be unreasonably withheld.

7.2 Purchaser Covenants. Each of Purchasers covenants and agrees with Purchasers that it will not either directly or indirectly take any short position or hedge position in the Company's Common Stock until all of the Purchasers have converted all of the Debentures into Debenture Shares and exercised all of the Warrants for Warrant Shares, nor will any Purchaser make any promissory notes and/or pledges to that effect on the Company's Common Stock.

8.     MISCELLANEOUS

8.1 Currency. Except as may be otherwise expressly provided, all dollar amounts herein are references to United States dollars.

8.2 Governing Law. This Agreement shall be governed by the internal law, and not the law of conflicts, of the State of Nevada.

8.3 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by or on behalf of the Purchasers and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company
pursuant   hereto  in  connection   with  the   transactions  contemplated
hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

8.4 Successors and Assigns. Neither Purchaser shall be entitled to assign its rights under this Agreement or any of the other Transaction Documents, without the consent of the Company, which consent shall not be unreasonably withheld or delayed; provided always, however, that no such consent shall be required for either Purchaser to assign such rights to any person or group of persons controlling or owning the majority of all beneficial interests in such Purchaser, any other entity controlled by such person or persons, or an entity controlled by such Purchaser, provided that such entity shall continue to be so controlled by such persons or such Cutters applicable. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto.

8.5 Entire Agreement; Amendment and Waiver. This Agreement, the Schedules and Exhibits hereto and the other documents expressly delivered pursuant hereto or thereto supersede any other agreement, whether written or oral, that may have been made or entered into by the parties  hereto  relating  to  the  matters  contemplated  hereby,  and constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall  be  liable  or  bound  to  any  other  in  any  manner  by  any
representations,   warranties,  covenants  and  agreements  except  as
specifically  set  forth  or  incorporated  by  reference  herein  and  therein.
Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Company and Purchasers.

8.6     Severability.  In  case  any  provision  of  this  Agreement  shall  be
invalid,  illegal  or  unenforceable,   the  validity,   legality  and
enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

8.7 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, special next day delivery, with verification of receipt. All communications shall be sent:

to  the  Company  at:

E-Com  Technologies  Corp.
388-1281  West  Georgia  Street
Vancouver,  BC  V6E  3J7
Attn:  Chief  Financial  Officer
Fax:  (604)  669-8226

with  a  copy  to:

Thomas  C.  Cook  and  Associates  Ltd.
3110  South  Valley  View,  Suite  106
Las  Vegas,  Nevada  89102
Attn:  Thomas  C.  Cook
Fax:  (702)  876-8865


to  Purchasers:

Randal  Rein
1017  North  Road
Coquitlam,  BC  V3J  1R1

Michael  Jorgensen
7362  Laburnum  Street
Vancouver,  BC  V6P  5N3

or at such other address as the Purchasers may designate by ten (10) days advance written notice to the other parties hereto.

8.8 Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed and delivered by facsimile.

8.9 Broker's Fees. Each party hereto represents and warrants that no Purchasers, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

E-Com  Technologies  Corp.

By:  -------------------------------
Name:  -----------------------------
Title:  ----------------------------

PURCHASERS:

Randal  Rein

By:  -------------------------------
Title:  ----------------------------


     Michael  Jorgensen

By:  -------------------------------
Name:  -----------------------------

SCHEDULE  3.2
Issued  and  outstanding  shares  of  Common  Stock

12,513,913

SCHEDULE  3.9
Mortgages,  security  interests, liens, claims, and other encumbrances on assets

NONE

SCHEDULE  3.11
Intellectual  Property  Exceptions
NONE

SCHEDULE  3.14
Financial  Statements

CONVERTIBLE  DEBENTURE


EXHIBIT  A

THIS DEBENTURE HAS NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THIS DEBENTURE SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE DEBENTURE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.
THIS DEBENTURE MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE 1933 ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS.

E-COM  TECHNOLOGIES  CORP.
9%  CONVERTIBLE  DEBENTURE

US$_______                                                     November 15, 2000

E-COM TECHNOLOGIES CORP., a Nevada corporation (the "Company"), the principal office of which is located at 388-1281 West Georgia Street, Vancouver, BC, V6E 3J7, for value received hereby promises to pay ______________________, or its registered assigns (the "Holder"), the sum of US$________ or such lesser amount as shall then equal the outstanding principal amount hereof (the "Principal Amount") and any unpaid accrued interest hereon, (together with the Principal Amount, the "Outstanding Amount") as set forth below, on November 15, 2005,
(the "Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder. This 9% Convertible Debenture (the "Debenture") is issued pursuant to that Debenture and Warrant Purchase Agreement between the Company and certain purchasers dated as of November 15, 2000 (the
"Purchase  Agreement").

The following is a statement of the rights of the Holder of this Debenture and conditions to which this Debenture is subject, and to which the Holder hereof, by the acceptance of this Debenture, agrees:
1. Definitions. As used in this Debenture, the following terms, unless the context otherwise requires, have the following meanings:

(i) "Average Closing Price" shall mean the average of the three lowest consecutive closing bid prices of the Common Stock on the NASD Over The Counter Bulletin Board ("OTCBB") or such other public market or exchange that is the primary public market for such Common Stock as quoted by Bloomberg L.P. or, if not reported thereby, another authoritative source, in the thirty day period prior to the Conversion Date.
(ii) "Closing Date" shall have the meaning given that term in the Purchase Agreement.
(iii) "Company" includes the Company and any corporation which shall succeed to or assume the obligations of the Company under this Debenture.
(iv) "Common Stock" shall mean the shares of common stock of the Company.
(v) "Holder" when the context refers to a Holder of this Debenture, shall mean any person who shall at the time be the registered Holder of this Debenture.
(vi) "Conversion Date" shall mean, with respect to each Conversion, the date on which the Holder delivers to the Company a Notice of Conversion pursuant to Section 4.1 or the date on which the Company delivers to the Holder a Redemption Notice pursuant to Section 4.4.
(vii) "Conversion Price" shall mean the lesser of (a) $0.10 and (b) eighty percent (80%) of the Average Closing Price. Notwithstanding the foregoing, the Conversion Price shall not be less than the minimum conversion price or, if applicable, adjustment price related to any financing in excess of

US$500,000  by  the Company pursuant to which the Company issues securities that
(i) are convertible into Common Stock or (ii) subject to reset and/or adjustment by issuance of Common Stock based on the market price of Common Stock (the "Floor Price"). In no event shall the Floor Price be greater than $1.00. If the Company completes a subsequent financing of securities convertible into Common Stock at a price per share less than the Floor Price, the Floor Price with respect to any outstanding balance under the Debenture shall be readjusted to the lower price per share of Common Stock of such financing.
(viii) "Notice of Conversion" shall mean the written notice by the Holder to the Company at its principal corporate office of the election to convert any vested portion of this Debenture, in whole or in part, into shares of Common Stock, pursuant to Section 4.1.


2.     Interest.

(I) The Company shall pay interest (computed on the basis of a 365-day year) at a rate of nine percent (9%) per annum on the Outstanding Amount during the period beginning on the date of issuance of this Debenture and ending on the later of the date the Outstanding Amount is paid in full or the date of the final conversion the Principal Amount.
(II) Interest shall be paid in Common Stock issued at the Conversion Price, or at the Company's option, paid in cash on the later of the date of the Outstanding Amount is paid in full or the final conversion of the Principal Amount.

3. Events of Default. If one or more of the following described "Events of
Default"  shall  occur,
     a. Any of the representations or warranties made by the Company herein, or in the Purchase Agreement shall have been incorrect when made in any material respect; or
b. The Company shall fail to perform or observe in any material respect any covenant, term, provision, condition, agreement or obligation of the Company under this Debenture (other than those contained in paragraphs 3.a., 3.c., 3.d., 3.e., and 3.f. herein) or the Purchase Agreement, and such failure shall continue uncured for a period of ten (10) days after written notice from the Holder specifically describing such failure or, if such failure is by its nature curable but not curable within thirty (30) days from the date of such notice, if the Company shall have failed to commence within such thirty (30) day period in good faith to cure such failure and shall have failed to cure such failure within a reasonable time longer than thirty (30) days; or
c. A trustee, liquidator or receiver shall be appointed by the Company or for a substantial part of its property or business without its consent and shall not be discharged within thirty (30) days after such appointment; or
d. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within thirty (30) calendar days thereafter;
e. Bankruptcy reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief or debtors shall be instituted by or against the Company and, if instituted against the Company, the Company shall by any action or answer approve of, consent to or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding or such proceedings shall not be dismissed within thirty (30) days thereafter;

f. If the Common Stock to be issued pursuant to conversion as set out in Paragraph (4) of this Debenture is not delivered to the Holder within ten (10) business days, then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law. It is agreed that in the event of such action such Holders of Debentures shall be entitled to receive all reasonable fees, costs and expenses incurred, including with limitation such reasonable fees and expenses of attorneys (if litigation is commenced).

4.     Conversion.

4.1 Voluntary Conversion. The Principal Amount of this Debenture shall be convertible into Common Stock, at the Holder's sole discretion, at any time beginning May 15, 2001, in accordance with the terms of this Agreement. Notwithstanding the foregoing, if the Company completes an unsecured financing in excess of US$250,000 after May 30, 2001, the Holder shall not convert more than one-third of the Principal Amount in any 30-day period (the "Vested Principal Amount" for such period). If an Event of Default occurs, the entire Outstanding Amount shall be convertible immediately into Common Stock at the sole discretion of the Holder.

Common Stock issuable upon conversion of the Debenture will be issued only in respect to such Vested Principal Amount. The accrued interest payable under this Debenture shall be added to the Principal Amount or may be paid in cash, at the Company's sole option.

If the number of resultant shares of Common Stock would as a matter of law or pursuant to regulatory authority require the Company to seek shareholder approval of such issuance, the Company shall, as soon as practicable, take the necessary step to obtain such approval.

This Debenture may not be converted by, or on behalf of, a "U.S. Person" as such term as defined by Regulation S under the Securities Act of 1933, as amended (the "1933 Act"), unless the Common Stock issuable upon exercise thereof has been registered under the 1933 Act and the securities laws of all applicable states of the United States, or an exemption from such registration requirements is available.

4.2          Conversion  Procedure.

(a) Notice of Conversion pursuant to Section 4.1. The Holder shall be entitled to convert any Vested Principal Amount of this Debenture in whole or in part into shares of Common Stock, by giving written notice by way of a Notice of Conversion to the Company at its principal corporate office of the election to convert the same pursuant to Section 4, and shall state therein the name or names in which the certificate or certificates for, shares of Common Stock are to be issued. Such conversion shall be deemed to have been made on the date that the Notice of Conversion and the Debenture is actually sent and received by the Company at its principal offices (each, a "Conversion Date").
(b) Surrender of Debenture. The Holder at its sole expense shall surrender the Debenture and the signed Notice of Conversion to the Company, at the principal offices of the Company. The person or persons entitled to receive shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of any such shares of Common Stock immediately prior to the close of business on the date the Notice of Conversion and the Debenture is delivered. A new Debenture representing the Outstanding amount, if any, with respect to which this Debenture has not been converted shall be delivered to the Holder with the certificate issued pursuant to Section 4.2(c).
(c) Delivery of Stock Certificates. As promptly as practicable after the conversion of this Debenture (but in no case later than ten (10) business days after receipt of the Debenture and the signed Notice of Conversion), the Company, at its expense, will issue and deliver by express courier service for delivery to the Holder of this Debenture a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, pursuant to Section (4.1) of this Debenture. In the event that the Common Stock issuable upon conversion of the Debenture, is not delivered within ten (10) business days of the date the Company receives the Debenture and the Notice of Conversion, the Company shall pay to the Holder, by wire transfer, as liquidated damages for such failure and not as a penalty, an amount equal to the difference between (a) the price of the Common Stock issuable upon conversion of the Debenture pursuant to the Notice of Conversion (calculated as the median price of the closing bid and offer price on the 11th day as reported by Bloomberg L.P.) and (b) the price of the Common Stock on delivery of the certificates (calculated as the median price of the closing bid and offer price as reported by Bloomberg L.P. on the date the Company's transfer Purchasers sends the stock certificate plus three (3) business days). Notwithstanding the foregoing, the Company shall not be obligated to pay such liquidated damages if the median price in (b) is greater than the median price in (a) or the late delivery of such certificate results from an event beyond the control of the Company. Any and all payments required pursuant to this paragraph shall be payable only in cash. The Company understands that a delay in the issuance of the Common Stock could result in economic loss to the Holder.

The share certificates shall bear a restrictive legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION FROM REGISTRATION UNDER THE
FOREGOING  LAWS.  ACCORDINGLY,  THIS  WARRANT  MAY  NOT  BE SOLD, TRANSFERRED OR
OTHERWISE  DISPOSED  OF  UNLESS  (i)  PURSUANT  TO  AN  EFFECTIVE  REGISTRATION
UNDER  THE  SECURITIES  ACT  OR  (ii) IN A TRANSACTION  EXEMPT FROM REGISTRATION
UNDER  THE  SECURITIES  ACT  AND  UNDER   PROVISIONS  OF  APPLICABLE  STATE
SECURITIES LAWS. HEDGING TRANSACTIONS RELATED TO THESE SECURITIES ARE PROHIBITED UNLESS CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT.
(d) Mechanics and Effect of Conversion. No fractional shares of Common Stock shall be issued upon conversion of this Debenture. In lieu of the Company issuing any fractional shares to the Holder upon the conversion of this Debenture, the Company shall pay to the Holder the amount of outstanding principal that is not so converted, such payment to be in the form as provided below. Upon conversion of this Debenture, the Company shall be forever released from all its obligations and liabilities under this Debenture, except that the Company shall be obligated to pay the Holder, upon conversion, any interest accrued and unpaid or unconverted to and including the date of such conversion, and no more.

4.3 Conversion Default. Subject to Section 4.4 herein, if, at any time the
Holder submits a Notice of Conversion and the Company does not have sufficient authorized but unissued shares of Common Stock available to effect, in full, a conversion of the Debentures (a "Conversion Default", the date of such default being referred to herein as the "Conversion Default Date"), the Company shall issue to the Holder all of the shares of Common Stock which are available, and the Notice of Conversion as to any Debentures requested to be converted but not converted (the "Unconverted Shares") shall become null and void. The Company shall provide notice of such Conversion Default ("Notice of Conversion Default") to all existing Holders of outstanding Debentures, by facsimile, within three
(3) business days of such default (with the original delivered by overnight or two day courier). No Holder may submit a Notice of Conversion after receipt of a Notice of Conversion Default until the date additional shares of Common Stock are authorized by the Company.

4.4     Redemption  by  the  Company.

(a) Right to Redeem. Prior to receipt of a Notice of Conversion, the Company may, but shall not be required to, redeem for cash the Outstanding Amount of this Debenture, in whole or in part, at a price equal to one hundred twenty percent (120%) of the redeemed Outstanding Amount (the "Redemption Price"), with 100% payable in cash and 20% payable, at the sole option of the Company, in cash or in common shares as calculated at the Conversion Price.
(b) Notice of Redemption pursuant to Section 4.4(a). Subject to the Holder's right to convert under Section 4.4 , the Company shall be entitled to redeem in cash any outstanding Amount outstanding under this Debenture, in whole or in part, by giving written notice to the Holder of its intent to redeem such Outstanding Amount (in accordance with Section 14) pursuant to Section 4.4(a) (the "Notice of Redemption"), and shall state the amount of the Outstanding Amount to be redeemed. Such Notice of Redemption shall be deemed to have been made on the date that the Notice of Redemption is actually sent by the Company (each, a "Redemption Notice Date").
(C) Election to Convert Upon Notice of Redemption. Upon receipt of a Notice of Redemption, the Holder shall be entitled to convert any Vested Principal Amount of this Debenture, in whole or in part, into shares of Common Stock, by giving written notice by way of a Notice of Conversion pursuant to
Section 4.2(a), no later than ten (10) business days after receipt of the Redemption Notice Date (the "Election Period"). Upon such election, the Vested Principal Amount of this Debenture pursuant to which the Notice of Conversion is given shall be converted in accordance with the terms of Sections 4.1, 4.2 and 4.3, and the Company may not redeem that particular amount of the Vested Principal Amount. Any remaining Vested Principal Amount for which Notice of Redemption is given shall be redeemed in accordance with Section 4.4.
(D) Payment of Redemption Price. Within five (5) business days after the Election Period, the Company shall, redeem for cash the Outstanding Amount for which Notice of Redemption is given at the Redemption Price, plus outstanding interest if the entire Debenture is redeemed. If the Company fails to pay the redemption amount in cash, within five(5) business days following the Election Period, then the redemption will be declared null and void. The Outstanding Amount for which such redemption is made shall be treated for all purposes as redeemed immediately prior to the close of business on the date the Redemption Price is paid.

5.     Conversion  Price  Adjustments.

5.1 Adjustments for Stock Splits and Subdivisions. In the event the Company should at any time or from time to time after the date of issuance hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or the distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock' issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of this Debenture shall be appropriately decreased so that the number of shares of Common Stock issuable upon conversion of this Debenture shall be increased in proportion to such increase of outstanding shares.

5.2 Adjustments for Reverse Stock Splits. If the number of shares of Common
Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then following the record date of such combination, the Conversion Price for this Debenture shall be appropriately increased so that the number of shares of Common Stock issuable on conversion hereof shall be decreased in proportion to such decrease in outstanding shares.

6. Merger. If the Company merges or consolidates with another corporation or sells or transfers all or substantially all of its assets to another person and the Holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such merger, consolidation, sale or transfer, the Company and any such successor, purchaser or transferee shall amend this Debenture to provide that it may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, entities or property receivable upon such merger, consolidation, sale or transfer by a Holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable to adjustments provided for in Section 5.

The Company shall not consolidate or merge into, or transfer all or substantially all of its assets to, any person, unless such person assumes the obligations of the Company under this Debenture and immediately after such transaction no Event of Default exists. Any reference herein to the Company shall refer to such surviving or transferee corporation and the obligations of the Company shall terminate upon such assumption.

7. Worn or Lost Debentures. If this Debenture becomes worn, defaced or mutilated but is still substantially intact and recognizable, the Company or its Purchasers may issue a new Debenture in lieu hereof upon its surrender.
Where the Holder of this Debenture claims that the Debenture has been lost, destroyed or wrongfully take, the Company shall issue a new Debenture in place of the original Debenture if the Holder so requests by written notice to the Company actually received by the Company before it is notified the Debenture has been acquired by a bona fide purchaser and Holder has delivered to the Company an indemnity bond in such amount and issued by such surety as the Company deems satisfactory together with an affidavit of the Holder setting forth the facts concerning such loss, destruction or wrongful taking and such other information in such form with such proof or verification as the Company may request.

8.          Notices  of  Record  Date.

     In  the  event  of:
(i) Any taking by the Company of record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus at the same rate as that of the last such cash dividend heretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or
(ii) Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other person or any consolidation or merger involving the Company; or
(iii) Any voluntary or involuntary dissolution, liquidation or winding up of the Company.

the Company will mail to the holder of this Debenture at least five (5) days prior to the earliest date specified therein, a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend, distribution or right; and (B) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective and the record date for determining stockholders entitled to vote thereon.

9. Authorized Shares, of Common Stock, Reservation of Shares. The Company shall at the Closing date and from time to time as required, so long as any of the Debentures are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Debentures, such number of shares of Common Stock equal to or greater than 200% of the number of shares of Common Stock for which are issuable upon conversion of all of the then outstanding Debentures which are then outstanding or which could be issued at any time under this Debenture.

10.     Assignment. Subject to the restrictions or transfer described in Section
12
below, the rights and obligations of the Company and the Holder of this Debenture shall be binding upon and benefit the successors, assigns, heirs, administrators, and transferees of the parties.

11. Waiver and Amendment. This Debenture and the Purchase Agreement constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements with respect to the subject matter hereof. Any provision of this Debenture may be amended, waived or modified upon the written consent of the Company and Holder thereof.

12. Restrictions on Transfer. This Debenture and the Common Stock issuable upon the conversion hereof have not been registered under the Securities Act of 1933, as amended, (the "Securities Act") and have been sold pursuant to Regulation S under the Securities Act ("Regulation S"). The Debenture may not be transferred or resold, or to a U.S. Person, or to or for the account or benefit of a U.S. Person (as defined in Regulation S) for a period of one (1) year from the date hereof and thereafter this Debenture and the Common Stock issuable upon the conversion thereof may only be offered or sold pursuant to registration under or an exemption from the Securities Act.

13. Automatic Conversion. In the event all or any portion of this Debenture remains outstanding on November 15, 2005, the unconverted portion of such Debenture will automatically be converted into shares of Common Stock on such date in the manner set forth in Section 4.

14. Grant of Security Interest. To secure the prompt and full payment of all principal and interest owing to Holder pursuant to this Debenture, the Company hereby grants to Holder a security interest in all of its assets, accounts receivable and inventory, now existing or hereafter arising, and all proceeds therefrom. Such security interest shall terminate on the earlier of (i) the date the Company completes any unsecured financing in excess of $2.5 million after November 15, 2000 or (ii) this Debenture is redeemed or converted in full. The Company shall file UCC-1 Financing Statements in the State of Nevada, and, at the written request of the Holder, execute for filing, any additional financing statements or continuation statements as may be required from time to time to perfect or continue Holder's security interest in such assets.

15. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if made by hand delivery, by an express courier company, by registered or certified mail, or by facsimile transmission, at the respective addresses and/or facsimile number of the parties as set forth herein.

16. Governing Law; Interpretation. This Agreement, and all exhibits attached, shall be governed by and construed under the laws of the State of Nevada and the laws applicable therein without regard to its choice of law principles. All disputes should be determined and litigated in the courts of Nevada.

Any litigation based thereon, or arising out of, under, or in connection with, this Agreement shall be brought and maintained exclusively in the courts of the State of Nevada. The Company and the Holder hereby expressly and irrevocably submit to the jurisdiction of the state and federal Courts of Nevada for the purpose of any such litigation as set forth above and irrevocably agrees to be bound by any final judgment rendered thereby in connection with such litigation. The Company and the Holder further irrevocably consents to the service of process by registered mail, postage prepaid, or by personal service within or without the State of Nevada. The Company and the Holder hereby expressly and irrevocably waive, to the fullest extent permitted by law, any objection which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in any inconvenient forum. To the extent that the Company and the Holder have or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property. The Company and the Holder hereby irrevocably waives such immunity in respect of its obligations under this agreement and the other loan documents.
Holder and the Company hereby knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with, this Agreement. The Company and the Holder acknowledge and agree that they have received full and sufficient consideration for this provision and that this provision is a material inducement for the Company and the Holder entering into this agreement. Any legal action or proceeding in connection with this Agreement or the performance hereof may be brought in the state and federal courts located in Nevada, and the parties hereby irrevocably submit to the non-exclusive jurisdiction of such courts for the purpose of any such action or proceeding.

17. Heading; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Debenture. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

18. Attorney's Fees. Should any party bring an action to enforce the terms of this Debenture, then the prevailing party in the action shall be entitled to recovery of its attorney's fees from the other party.



IN WITNESS WHEREOF, the Company has caused this Debenture to be issued this __th day of November, 2000.

E-COM  TECHNOLOGIES  CORP.


By:
---

NAME:  RON  JORGENSEN
TITLE:  CHIEF  FINANCIAL  OFFICER

Address:     388-1281  West  Georgia  Street
             Vancouver,  BC  V6E  3J7
             Facsimile:      (604)  669-8226


HOLDER:
By:  ------------------------------
Name:  ----------------------------
Title:  ---------------------------
Address:

NOTICE  OF  CONVERSION
(To be Executed by the Registered Holder in order to Convert the Debentures) The undersigned hereby irrevocably elects, as of -------------- , 200- to convert $---------- of the Debentures into Shares of Common Stock (the "Shares") of E-COM TECHNOLOGIES CORP. (the "Company") according to the conditions set forth in the Agreement dated November 15, 2000.
The undersigned hereby represents that it is not a U.S. Person as defined in Regulation S promulgated under the Securities Act of 1933, as amended, and is not converting the Debentures on behalf of any U.S. Person, and is not within the United States at the time of execution and delivery of this Notice of Conversion.
Date  of  Conversion:  ---------------------
Number  of  Shares  Issuable
upon  this  conversion:  -------------------

Signature:  ------------------------------
[Name]
Address:  --------------------------------
Phone:  ---------------------     Facsimile:  ---------------------

                            NOTICE  OF  REDEMPTION

E-COM  TECHNOLOGIES  CORP.  (the  "Company")  according  to  the  conditions
set  forth  in  the  Debenture   dated  November 15,  2000  hereby  elects,   as
of
---------------, 200- to redeem $------------ of the Outstanding Principal Amount and, if applicable, accrued interest of the Debentures.

Date  of  Redemption:  ---------------------
Outstanding Principal Amount and, if applicable, accrued interest Redeemed: --------------------- x 1.20 = Redemption Amount: ---------------------



HOLDER:

[Name]


Phone:  ---------------------     Facsimile:  ---------------------

E-COM  TECHNOLOGIES  CORP.

By:  --------------------------------
Its:  -------------------------------

WARRANT  TO  PURCHASE  SHARES  OF  COMMON  STOCK



EXHIBIT  B

THIS WARRANT HAS NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THIS DEBENTURE SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE
WARRANT  IN ANY  JURISDICTION  IN  WHICH  SUCH  OFFER OR  SOLICITATION  WOULD BE
UNLAWFUL.
THIS WARRANT MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE 1933 ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS; AND IN THE CASE OF AN EXEMPTION.
E-COM  TECHNOLOGIES  CORP.
WARRANT  TO  PURCHASE  SHARES  OF  COMMON  STOCK
For  value  received,  ______________  at  __________________________________
______________________________________its successors or assigns  ("Holder"),  is entitled to purchase from E-COM TECHNOLOGIES CORP., a Nevada corporation (the "Company"), the principal office of which is located at 388-1281 West Georgia Street, Vancouver, BC V6E 3J7, up to ___________ fully paid and nonassessable shares of the Company's common stock or such greater or lesser number of such shares as may be determined by application of the anti-dilution provisions of this warrant, at the price of $0.10 per share, subject to adjustments as noted below (the "Warrant Exercise Price").
This warrant may be exercised by Holder at any time or from time to time prior to the close of business on November 15, 2002.

This  warrant  is  subject  to  the  following  terms  and  conditions:
1. Exercise. The rights represented by this warrant may be exercised by the Holder, in whole or in part, by written election, in the form set forth below, by the surrender of this warrant (properly endorsed if required) at the principal office of the Company, by payment to it by cash, certified check or bank draft of the Warrant Exercise Price for the shares to be purchased. The shares so purchased shall be deemed to be issued as of the close of business on the date on which this warrant has been exercised by payment to the Company of the Warrant Exercise Price. Certificates for the shares of stock so purchased, bearing an appropriate restrictive legend, shall be delivered to the Holder within 10 days after the rights represented by this warrant shall have been so exercised, and, unless this warrant has expired, a new warrant representing the number of shares, if any, with respect to which this warrant has not been exercised shall also be delivered to the Holder hereof within such time. No fractional shares shall be issued upon the exercise of this warrant.
2. Shares. All shares that may be issued upon the exercise of the rights represented by this warrant shall, upon issuance, be duly authorized and issued, fully paid and nonassessable shares. During the period within which the rights represented by this warrant may be exercised, the Company shall at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this warrant a sufficient number of shares of its common stock to provide for the exercise of the rights represented by this warrant.

The share certificates evidencing the common stock shall bear the following restrictive legend:
THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION FROM REGISTRATION UNDER THE
FOREGOING  LAWS.  ACCORDINGLY,  THIS  WARRANT  MAY  NOT  BE SOLD, TRANSFERRED OR
OTHERWISE  DISPOSED  OF  UNLESS  (i)  PURSUANT  TO  AN  EFFECTIVE  REGISTRATION

UNDER  THE  SECURITIES  ACT  OR  (ii) IN A TRANSACTION  EXEMPT FROM REGISTRATION
UNDER  THE  SECURITIES  ACT  AND  UNDER   PROVISIONS  OF  APPLICABLE  STATE
SECURITIES LAWS. HEDGING TRANSACTIONS RELATED TO THESE SECURITIES ARE PROHIBITED UNLESS CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT.
3. Adjustment. The Warrant Exercise Price shall be subject to adjustment from time to time as hereinafter provided in this Section 3:

(a) If the Company at any time divides the outstanding shares of its common stock into a greater number of shares (whether pursuant to a stock split, stock dividend or otherwise), and conversely, if the outstanding shares of its common stock are combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such division or combination shall be proportionately adjusted to reflect the reduction or increase in the value of each such common share.
(b) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of the Company's common stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such common stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this warrant and in lieu of the shares of the common stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, other securities or assets as would have been issued or delivered to the Holder if Holder had exercised this warrant and had received such shares of common stock immediately prior to such reorganization, reclassification, consolidation, merger or sale. The Company shall not effect any such consolidation, merger or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the Holder at the last address of the Holder appearing on the books of the Company the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.
(c) If the Company takes any other action, or if any other event occurs, which does not come within the scope of the provisions of Section 3(a) or 3(b), but which should result in an adjustment in the Warrant
Exercise Price and/or the number of shares subject to this warrant in order to fairly protect the purchase rights of the Holder, an appropriate adjustment in such purchase rights shall be made by the Company.

(d) Upon each adjustment of the Warrant Exercise Price, the Holder shall thereafter be entitled to purchase, at the Warrant Exercise Price
resulting  from     such   adjustment,   the  number  of  shares  obtained  by
multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant
Exercise  Price  resulting  from  such  adjustment.
(e) Upon any adjustment of the Warrant Exercise Price, the Company shall give written notice thereof to the Holder stating the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

4. No Rights as Shareholder. This warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

5. Transfer. This warrant and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this warrant properly endorsed. The bearer of this warrant, when endorsed, may be treated by the Company and all other persons dealing with this warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

6. Notices. All demands and notices to be given hereunder shall be delivered or sent by first class mail, postage prepaid; in the case of the Company, addressed to its corporate headquarters, located at 388-1281 West Georgia Street, Vancouver, BC V6E 3J7, until a new address shall have been substituted by like notice; and in the case of Holder, addressed to Holder at the address written below, until a new address shall have been substituted by like notice.
IN WITNESS WHEREOF, the Company has caused this warrant to be executed and delivered by a duly authorized officer.
Dated:  November  15,  20
E-COM  TECHNOLOGIES  CORP.

By:  ------------------------------
Name:  ----------------------------
Title:  ---------------------------
Hoder:

WARRANT  EXERCISE
(To  be  signed  only  upon  exercise  of  this  warrant)
The undersigned, the Holder of the foregoing warrant, hereby irrevocably elects to exercise the purchase right represented by such warrant for, and to purchase thereunder, __________ shares of common stock of E-Com Technologies Corp., to which such warrant relates and herewith makes payment of $__________ therefor in cash, certified check or bank draft and requests that the certificates for such shares be issued in the name of, and be delivered to ____________________, whose address is set forth below the signature of the undersigned.
Dated:  ---------------------

SIGNATURE
If  shares  are  to  be  issued other than to Holder:      Social Security No. /
(Name/Address)                                        Tax  Identification  No.


----------------------------------------------        -------------------------

WARRANT  ASSIGNMENT
(To  be  signed  only  upon  transfer  of  this  warrant)
For value received, the undersigned hereby sells, assigns and transfers unto _______________ the right represented by the foregoing warrant to purchase the shares of common stock of E-Com Technologies Corp. and appoints
____________________  attorney  to  transfer  such  right  on the books of E-Com
Technologies  Corp.,  with  full  power  of  substitution  in  the  premises.
Dated:  ---------------------

SIGNATURE
If  shares  are  to  be  issued other than to Holder:      Social Security No. /
(Name/Address)                                        Tax  Identification  No.


----------------------------------------------        -------------------------